COMMUNITY STATISTICS Dollars in thousands except Average Rental Rate

	As of December 31, 2007
			Percent to		Average
		Gross	Total of	Physical	Rental
	Units	Real Assets	Gross Assets	Occupancy	Rate

Dallas, TX	3,662	$ 201,585	8.7%	94.3%	$ 720.48
Atlanta, GA	2,693	$ 173,359	7.5%	94.9%	$ 763.37
Houston, TX	2,629	$ 167,392	7.2%	95.6%	$ 809.46
Nashville, TN	1,855	$ 123,276	5.3%	97.4%	$ 774.76
Greenville, SC	1,140	$ 49,336	2.1%	95.5%	$ 583.96
Tampa, FL	1,120	$ 68,108	2.9%	95.1%	$ 871.92
All Other	4,468	$ 327,833	14.1%	91.5%	$ 832.08
High Growth Markets	17,567	$ 1,110,889	47.8%	94.3%	$ 775.28

Memphis, TN	4,021	$ 200,381	8.7%	95.8%	$ 691.12
Jacksonville, FL	3,347	$ 183,814	7.9%	93.2%	$ 819.28
Austin, TX	1,776	$ 104,542	4.5%	95.4%	$ 754.60
Jackson, MS	1,241	$ 56,847	2.5%	97.2%	$ 692.03
Chattanooga, TN	943	$ 37,892	1.6%	96.7%	$ 617.26
Augusta, GA/Aiken, SC	912	$ 39,798	1.7%	92.3%	$ 671.19
All Other	3,862	$ 213,861	9.2%	94.1%	$ 706.86
Growth plus Income Markets	16,102	$ 837,135	36.1%	94.8%	$ 723.15

Columbus, GA	1,509	$ 75,255	3.2%	88.5%	$ 707.21
Lexington, KY	924	$ 59,813	2.6%	95.0%	$ 717.45
All Other	4,146	$ 238,145	10.3%	95.1%	$ 735.70
Stable Income Markets	6,579	$ 373,213	16.1%	93.6%	$ 726.60

Total Portfolio	40,248	$ 2,321,237	100.0%	94.4%	$ 746.47

NUMBER OF APARTMENT UNITS

	2007				2006
	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31

100% Owned Properties	40,248	40,248	40,036	39,971	39,771
Properties in Joint Ventures	-	-	-	-	522
Total Portfolio	40,248	40,248	40,036	39,971	40,293

SAME STORE (EXCLUDES SEVEN FULL RENOVATION COMMUNITIES) Dollars in thousands except Average Rental Rate
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS
As of December 31, 2007 unless otherwise noted

		Three Months Ended				Quarterly	Average	Twelve
		December 31, 2007			Physical	Economic	Rental	Month
	Units	Revenue	Expense	NOI	Occupancy	Occupancy (1)	Rate	Turn Rate
High Growth Markets
Dallas, TX	3,662	$ 8,011	$ 3,493	$ 4,518	94.3%	91.1%	$ 720.48	59.3%
Atlanta, GA	2,693	$ 6,354	$ 2,574	$ 3,780	94.9%	92.5%	$ 763.37	60.7%
Houston, TX	1,912	$ 4,588	$ 1,924	$ 2,664	95.7%	91.1%	$ 790.00	68.8%
Nashville, TN	1,569	$ 3,907	$ 1,437	$ 2,470	97.2%	96.3%	$ 775.84	60.7%
Greenville, SC	1,140	$ 2,085	$ 788	$ 1,297	95.5%	94.1%	$ 583.96	62.7%
Tampa, FL	890	$ 2,424	$ 933	$ 1,491	95.4%	93.3%	$ 872.68	52.8%
All Other	3,204	$ 7,829	$ 3,074	$ 4,755	94.7%	91.1%	$ 806.77	56.5%
Subtotal	15,070	$ 35,198	$ 14,223	$ 20,975	95.1%	92.3%	$ 759.73	60.2%

Growth plus Income Markets
Memphis, TN	3,650	$ 7,582	$ 3,401	$ 4,181	95.8%	92.6%	$ 692.32	59.7%
Jacksonville, FL	3,011	$ 7,392	$ 2,733	$ 4,659	93.3%	90.7%	$ 818.24	66.9%
Austin, TX	1,776	$ 4,159	$ 1,820	$ 2,339	95.4%	93.0%	$ 754.60	64.1%
Jackson, MS	1,241	$ 2,663	$ 900	$ 1,763	97.2%	94.9%	$ 692.03	61.5%
Chattanooga, TN	943	$ 1,867	$ 786	$ 1,081	96.7%	96.6%	$ 617.26	56.5%
Augusta, GA/Aiken, SC	912	$ 1,826	$ 763	$ 1,063	92.3%	90.5%	$ 671.19	78.2%
All Other	3,374	$ 6,987	$ 2,898	$ 4,089	94.9%	92.4%	$ 676.17	64.8%
Subtotal	14,907	$ 32,476	$ 13,301	$ 19,175	95.0%	92.5%	$ 715.45	63.9%

Stable Income Markets
Columbus, GA	1,509	$ 3,157	$ 1,366	$ 1,791	88.5%	87.6%	$ 707.21	100.2%
Lexington, KY	924	$ 1,999	$ 732	$ 1,267	95.0%	93.9%	$ 717.45	59.5%
All Other	3,840	$ 8,623	$ 3,284	$ 5,339	95.2%	94.3%	$ 725.79	64.2%
Subtotal	6,273	$ 13,779	$ 5,382	$ 8,397	93.6%	92.6%	$ 720.09	72.2%

Operating Same Store	36,250	$ 81,453	$ 32,906	$ 48,547	94.8%	92.4%	$ 734.66	63.8%

Revenue Straight-line Adjustment (2)		$ (279)		$ (279)
Total Same Store		$ 81,174		$ 48,268

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM QUARTER ENDED SEPT 30, 2007 (PRIOR QUARTER) AND QUARTER ENDED DEC 31, 2006 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Rental Rate
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
High Growth Markets
Dallas, TX	1.4%	8.3%	-2.5%	-4.9%	4.6%	21.2%	-2.1%	0.9%	0.2%	2.0%
Atlanta, GA	0.0%	3.3%	-3.3%	1.2%	2.4%	4.8%	-0.5%	-0.7%	0.1%	1.6%
Houston, TX	1.1%	8.1%	-7.3%	-7.0%	8.2%	22.3%	0.1%	0.4%	-0.3%	1.1%
Nashville, TN	1.1%	7.3%	-6.2%	4.6%	5.8%	8.9%	-2.3%	3.6%	0.6%	2.7%
Greenville, SC	-0.5%	3.1%	-2.5%	-10.5%	0.7%	13.5%	-1.9%	-0.2%	0.5%	3.3%
Tampa, FL	0.9%	4.1%	1.9%	-3.2%	0.3%	9.2%	-0.6%	3.0%	0.0%	-0.6%
All Other	0.1%	3.6%	-0.7%	2.6%	0.6%	4.3%	-0.7%	1.7%	-0.6%	1.5%
Subtotal	0.6%	5.5%	-3.1%	-1.9%	3.3%	11.3%	-1.2%	1.0%	0.0%	1.7%

Growth plus Income Markets
Memphis, TN	0.0%	7.8%	-1.5%	1.3%	1.2%	13.8%	-1.3%	1.6%	0.2%	1.3%
Jacksonville, FL	-3.1%	-1.8%	2.4%	1.1%	-6.1%	-3.4%	-1.9%	-1.4%	-0.5%	0.5%
Austin, TX	0.8%	6.8%	-6.1%	-8.9%	7.0%	23.3%	-2.3%	-0.5%	0.7%	4.2%
Jackson, MS	-0.3%	7.7%	-5.9%	3.1%	2.7%	10.3%	0.5%	2.4%	0.2%	2.4%
Chattanooga, TN	2.6%	7.2%	0.0%	2.1%	4.5%	11.2%	-1.8%	0.9%	0.1%	3.0%
Augusta, GA/Aiken, SC	-1.5%	7.4%	1.5%	-1.5%	-3.5%	14.9%	0.1%	-0.2%	-0.5%	2.3%
All Other	0.0%	2.9%	1.3%	2.7%	-0.9%	3.0%	-2.0%	1.2%	0.2%	0.7%
Subtotal	-0.6%	4.2%	-0.9%	0.0%	-0.4%	7.4%	-1.5%	0.6%	0.1%	1.6%

Stable Income Markets
Columbus, GA	-2.9%	-1.0%	-6.5%	-8.6%	0.1%	5.7%	-5.5%	-3.3%	0.4%	0.8%
Lexington, KY	-0.3%	8.9%	3.7%	0.1%	-2.5%	14.8%	-2.2%	3.5%	0.8%	1.1%
All Other	-0.7%	3.1%	-3.7%	-0.1%	1.3%	5.1%	-1.7%	0.1%	-0.4%	1.1%
Subtotal	-1.1%	2.9%	-3.5%	-2.4%	0.5%	6.6%	-2.7%	-0.2%	0.0%	1.1%

Operating Same Store	-0.2%	4.6%	-2.3%	-1.2%	1.3%	8.9%	-1.6%	0.6%	0.0%	1.5%

Including revenue straight-line adjustment:
Total Same Store	0.1%	4.0%			1.7%	7.9%

SAME STORE (EXCLUDES SEVEN FULL RENOVATION COMMUNITIES)

Dollars in thousands	Three Months Ended December 31,		Percent
	2007	2006	Change
Revenues
Operating	$ 81,453	$ 77,894	4.6%
Straight-line adjustment (1)	(279)	131
Total Same Store	$ 81,174	$ 78,025	4.0%

Expense	$ 32,906	$ 33,308	-1.2%

NOI
Operating	$ 48,547	$ 44,586	8.9%
Straight-line adjustment (1)	(279)	131
Total Same Store	$ 48,268	$ 44,717	7.9%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS SEVEN EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the seven full renovation communities (2,015 units).

	Three Months Ended December 31,		Percent
	2007	2006	Change
Revenues
Operating	$ 86,456	$ 82,658	4.6%
Straight-line adjustment (2)	(276)	164
Total Same Store	$ 86,180	$ 82,822	4.1%

Expense	$ 34,712	$ 35,119	-1.2%

NOI
Operating	$ 51,744	$ 47,539	8.8%
Straight-line adjustment (2)	(276)	164
Total Same Store	$ 51,468	$ 47,703	7.9%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

DEVELOPMENT (Dollars in thousands)

		Current	Estimated
	Total	Estimated	Cost	Cost
EXPENDITURES	Units	Cost	per Unit	to Date
Brier Creek Phase II, Raleigh, NC	200	$ 23,519	$ 118	$ 23,165
St. Augustine Phase II, Jacksonville, FL	124	12,989	105	1,865
Copper Ridge Phase I, Dallas, TX	216	19,330	89	4,575
Total development	540	$ 55,838	$ 103	$ 29,605

	Construction		Initial		Actual Units
FORECASTED TIMELINE	Start	Finish	Occupancy	Stabilization	Completed	Leased
Brier Creek Phase II, Raleigh, NC	2Q 2006	4Q 2007	2Q 2007	2Q 2008	200	118
St. Augustine Phase II, Jacksonville, FL	3Q 2007	3Q 2008	2Q 2008	1Q 2009	-	-
Copper Ridge Phase I, Dallas, TX	3Q 2007	4Q 2008	2Q 2008	2Q 2009	-	-

OPERATING RESULTS (Dollars and shares in thousands except per share data)

		Three Months
		Ended	Trailing
		Dec 31, 2007	4 Quarters
Net income		$ 7,604	$ 39,946
Depreciation		21,818	86,173
Interest expense		16,257	64,452
Loss on debt extinguishment		-	123
Amortization of deferred financing costs		658	2,407
Net gain on insurance and other settlement proceeds		56	(589)
Gain on sale of non-depreciable assets		(279)	(534)
Gain on dispositions within unconsolidated entities		-	(5,388)
Gain on sale of discontinued operations		(7)	(9,164)
EBITDA		$ 46,107	$ 177,426

		Three Months Ended December 31,
		2007	2006
EBITDA/Debt Service		2.69x	2.50x
Fixed Charge Coverage (3)		2.37x	2.15x
Total Debt as % of Gross Real Estate Assets		54%	54%

(3) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF DECEMBER 31, 2007
Dollars in thousands
		Average Years
	Principal	to Contract	Effective
	Balance	Maturity	Rate

Conventional - Fixed Rate or Swapped (1)	$ 918,060	3.9	5.6%
Tax-free - Fixed Rate or Swapped (1)	73,205	5.2	4.5%
Conventional - Variable Rate	221,474	5.0	5.2%
Tax-free - Variable Rate	4,760	20.4	4.4%
Conventional - Variable Rate - Capped (2)	17,936	1.9	5.1%
Tax-free - Variable Rate - Capped (2)	29,185	3.2	4.1%
Total Debt Outstanding	$ 1,264,620	4.3	5.4%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) As the capped rates of 6.0% and 6.5% have not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES
Includes forward swaps		Contract
	Balance	Rate

2008	$ 183,675	6.1%
2009	100,230	6.5%
2010	148,365	5.7%
2011	133,000	5.3%
2012	142,800	4.5%
2013	125,000	5.3%
2014	166,577	5.8%
Thereafter	41,618	6.4%
Total	$ 1,041,265	5.6%

OTHER DATA

PER SHARE DATA	Three Months Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Dividend paid per common share	$0.605	$0.595	$2.420	$2.380

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common - quarterly	$0.6150	1/31/2008	1/15/2008
Preferred Series H - quarterly	$0.51875	12/22/2007	12/13/2007

PREFERRED STOCK		Number of	Liquidation	Earliest
		Shares Issued	Preference	Optional
		and Outstanding	per Share	Call Date
8.30% Series H Cumulative Redeemable Preferred Stock		6,200,000	$ 25.00	8/11/2008